                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


I.   RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------
      End of Period Collection Account Balance as of Prior Payment Date:                      434,601.17
      Available Funds:
         Contract Payments due and received in this period                                  2,876,773.64
         Contract Payments due in prior period(s) and received in this period                 139,605.12
         Contract Payments received in this period for next period                            140,906.44
         Sales, Use and Property Tax payments received                                        196,939.16
         Prepayment Amounts related to early termination in this period                     1,450,043.03
         Servicer Advance                                                                     223,123.24
         Proceeds received from recoveries on previously Defaulted Contracts                        0.00
         Transfer from Reserve Account                                                          7,297.15
         Interest earned on Collection Account                                                  8,378.07
         Interest earned on Affiliated Account                                                  2,266.66
         Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                   0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                            0.00
         Amounts paid under insurance policies                                                      0.00
         Maintenance, Late Charges and any other amounts                                            0.00
                                                                                           -------------
      Total Available Funds                                                                 5,479,933.68
      Less: Amounts to be Retained in Collection Account                                      347,135.75
                                                                                           -------------
      AMOUNT TO BE DISTRIBUTED                                                              5,132,797.93
                                                                                           =============




      DISTRIBUTION OF FUNDS:
      ----------------------
         1. To Trustee -  Fees                                                                      0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances        139,605.12
         3. To Noteholders (For Servicer Report immediately following the Final
             Additional Closing Date)
              a) Class A1 Principal and Interest                                                    0.00
              a) Class A2 Principal (distributed after A1 Note matures) and
                   Interest                                                                 3,957,759.36
              a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                   and Interest                                                               182,832.00
              b) Class B Principal and Interest                                                94,966.41
              c) Class C Principal and  Interest                                              107,541.73
              d) Class D Principal and Interest                                               109,171.18
              e) Class E Principal and Interest                                               112,414.11

         4. To Reserve Account for Requirement per Indenture Agreement
             Section 3.08                                                                           0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account
             Distribution
              a) Residual Interest (Provided no Restricting or Amortization
                   Event in effect)                                                            19,404.83
              b) Residual Principal (Provided no Restricting or Amortization
                   Event in effect)                                                           162,276.11
              c) Reserve Account Distribution (Provided no Restricting or
                   Amortization Event in effect)                                                7,297.15
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
             Earned and Any Other Amounts                                                     207,583.89
         7. To Servicer, Servicing Fee and other Servicing Compensations                       31,946.04
                                                                                           -------------
      TOTAL FUNDS DISTRIBUTED                                                               5,132,797.93
                                                                                           =============

                                                                                           -------------
      End of Period Collection Account Balance {Includes Payments in Advance
        & Restricting Event Funds (if any)}                                                   347,135.75
                                                                                           =============

II.  RESERVE ACCOUNT
--------------------
Beginning Balance                                                                          $2,182,541.24
         - Add Investment Earnings                                                              7,297.15
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                            0.00
         - Less Distribution to Certificate Account                                             7,297.15
                                                                                           -------------
End of period balance                                                                      $2,182,541.24
                                                                                           =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.      $2,182,541.24
                                                                                           =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


III. CLASS A NOTE PRINCIPAL BALANCE
-----------------------------------

Beginning Principal Balance of the Class A Notes
              Pool A                                   63,611,517.05
              Pool B                                   10,928,880.72
                                                       -------------
                                                                          74,540,397.77

Class A Overdue Interest, if any                                0.00
Class A Monthly Interest - Pool A                         302,224.67
Class A Monthly Interest - Pool B                          51,924.20

Class A Overdue Principal, if any                               0.00
Class A Monthly Principal - Pool A                      3,080,280.94
Class A Monthly Principal - Pool B                        706,161.55
                                                       -------------
                                                                           3,786,442.49

Ending Principal Balance of the Class A Notes
              Pool A                                   60,531,236.11
              Pool B                                   10,222,719.17
                                                       -------------      -------------
                                                                          70,753,955.28
                                                                          =============


----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $190,972,000    Original Face $190,972,000    Balance Factor
        $  1.854454                   $ 19.827213                 37.049387%
----------------------------------------------------------------------------



IV.  CLASS A NOTE PRINCIPAL BALANCE
-----------------------------------

Beginning Principal Balance of the Class A Notes
              Class A1                                          0.00
              Class A2                                 36,450,397.77
              Class A3                                 38,090,000.00
                                                       -------------
                                                                          74,540,397.77

Class A Monthly Interest
              Class A1 (Actual Number Days/360)                 0.00
              Class A2                                    171,316.87
              Class A3                                    182,832.00

Class A Monthly Principal
              Class A1                                          0.00
              Class A2                                  3,786,442.49
              Class A3                                          0.00
                                                       -------------
                                                                           3,786,442.49

Ending Principal Balance of the Class A Notes
              Class A1                                          0.00
              Class A2                                 32,663,955.28
              Class A3                                 38,090,000.00
                                                       -------------      -------------
                                                                          70,753,955.28
                                                                          =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------

       Beginning Principal Balance of the Class B Notes
                      Pool A                                  1,453,922.60
                      Pool B                                    249,783.65
                                                              ------------
                                                                                1,703,706.25

       Class B Overdue Interest, if any                               0.00
       Class B Monthly Interest - Pool A                          7,184.80
       Class B Monthly Interest - Pool B                          1,234.35
       Class B Overdue Principal, if any                              0.00
       Class B Monthly Principal - Pool A                        70,406.42
       Class B Monthly Principal - Pool B                        16,140.84
                                                              ------------
                                                                                   86,547.26

       Ending Principal Balance of the Class B Notes
                      Pool A                                  1,383,516.18
                      Pool B                                    233,642.81
                                                              ------------      ------------
                                                                                1,617,158.99
                                                                                ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
       Original Face $4,365,000    Original Face $4,365,000     Balance Factor
               $  1.928786                  $ 19.827551            37.048316%
       -------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE
-----------------------------------

       Beginning Principal Balance of the Class C Notes
                      Pool A                                  1,635,906.94
                      Pool B                                    281,092.56
                                                              ------------
                                                                                1,916,999.50

       Class C Overdue Interest, if any                               0.00
       Class C Monthly Interest - Pool A                          8,683.94
       Class C Monthly Interest - Pool B                          1,492.13
       Class C Overdue Principal, if any                              0.00
       Class C Monthly Principal - Pool A                        79,207.22
       Class C Monthly Principal - Pool B                        18,158.44
                                                              ------------
                                                                                   97,365.66

       Ending Principal Balance of the Class C Notes
                      Pool A                                  1,556,699.72
                      Pool B                                    262,934.12
                                                              ------------      ------------
                                                                                1,819,633.84
                                                                                ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
       Original Face $4,910,955    Original Face $4,910,955     Balance Factor
                $ 2.072116                  $ 19.826217              37.052546%
       -------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE
-----------------------------------

       Beginning Principal Balance of the Class D Notes
                      Pool A                                  1,635,906.94
                      Pool B                                    281,092.56
                                                              ------------
                                                                                1,916,999.50

       Class D Overdue Interest, if any                               0.00
       Class D Monthly Interest - Pool A                         10,074.46
       Class D Monthly Interest - Pool B                          1,731.06
       Class D Overdue Principal, if any                              0.00
       Class D Monthly Principal - Pool A                        79,207.22
       Class D Monthly Principal - Pool B                        18,158.44
                                                              ------------
                                                                                   97,365.66

       Ending Principal Balance of the Class D Notes
                      Pool A                                  1,556,699.72
                      Pool B                                    262,934.12
                                                              ------------      ------------
                                                                                1,819,633.84
                                                                                ============



       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $4,910,955    Original Face $4,910,955      Balance Factor
               $  2.403915                   $ 19.826217            37.052546%
       --------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
------------------------------------

       Beginning Principal Balance of the Class E Notes
                      Pool A                                  1,635,906.94
                      Pool B                                    281,092.56
                                                              ------------
                                                                                1,916,999.50

       Class E Overdue Interest, if any                               0.00
       Class E Monthly Interest - Pool A                         12,841.87
       Class E Monthly Interest - Pool B                          2,206.58
       Class E Overdue Principal, if any                              0.00
       Class E Monthly Principal - Pool A                        79,207.22
       Class E Monthly Principal - Pool B                        18,158.44
                                                              ------------
                                                                                   97,365.66

       Ending Principal Balance of the Class E Notes
                      Pool A                                  1,556,699.72
                      Pool B                                    262,934.12
                                                              ------------      ------------
                                                                                1,819,633.84
                                                                                ============


       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $4,910,955    Original Face $4,910,955      Balance Factor
               $  3.064261                 $ 19.826217              37.052546%
       --------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
---------------------------------------

       Beginning Residual Principal Balance
                      Pool A                                                   2,726,018.74
                      Pool B                                                     468,314.02
                                                                               ------------
                                                                                                 3,194,332.76

       Residual Interest - Pool A                                                 16,524.08
       Residual Interest - Pool B                                                  2,880.75
       Residual Principal - Pool A                                               132,012.04
       Residual Principal - Pool B                                                30,264.07
                                                                               ------------
                                                                                                   162,276.11

       Ending Residual Principal Balance
                      Pool A                                                   2,594,006.70
                      Pool B                                                     438,049.95
                                                                               ------------      ------------
                                                                                                 3,032,056.65
                                                                                                 ============

X.   PAYMENT TO SERVICER
------------------------

       - Collection period Servicer Fee                                                             31,946.04
       - Servicer Advances reimbursement                                                           139,605.12
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           207,583.89
                                                                                                 ------------
       Total amounts due to Servicer                                                               379,135.05
                                                                                                 ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                  72,699,179.33

       Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                      0.00

       Decline in Aggregate Discounted Contract Balance                                                  3,520,321.07
                                                                                                        -------------
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the ending of the related Collection Period                                     69,178,858.26
                                                                                                        =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances             2,199,428.98

           - Principal portion of Prepayment Amounts                                   1,320,892.09

           - Principal portion of Contracts repurchased under Indenture
                Agreement Section 4.02                                                         0.00

           - Aggregate Discounted Contract Balance of Contracts that have
                become Defaulted Contracts during the Collection Period                        0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts
                added during Collection Period                                                 0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                             0.00

                                                                                      -------------
                        Total Decline in Aggregate Discounted Contract Balance         3,520,321.07
                                                                                      =============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                  12,490,255.85

       Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                      0.00

       Decline in Aggregate Discounted Contract Balance                                                    807,041.78
                                                                                                        -------------
       Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the ending of the related Collection Period                                      11,683,214.07
                                                                                                        =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances               672,570.68

           - Principal portion of Prepayment Amounts                                     134,471.10

           - Principal portion of Contracts repurchased under Indenture
                Agreement Section 4.02                                                         0.00

           - Aggregate Discounted Contract Balance of Contracts that have
                become Defaulted Contracts during the Collection Period                        0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts
                added during Collection Period                                                 0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                             0.00

                                                                                      -------------
                        Total Decline in Aggregate Discounted Contract Balance           807,041.78
                                                                                      =============

                                                                                                        -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       80,862,072.33
                                                                                                        =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                Predecessor
                                                                          Discounted          Predecessor      Discounted
         Lease #     Lessee Name                                          Present Value       Lease #          Present Value
         --------------------------------------------------------         -------------       -----------      ---------------
                     NONE







                                                                          -------------                        ---------------
                                      Totals:                                     $0.00                                  $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                           YES         NO    X
                                                              ------      ------


         POOL B                                                                                                Predecessor
                                                                          Discounted          Predecessor      Discounted
         Lease #     Lessee Name                                          Present Value       Lease #          Present Value
         --------------------------------------------------------         -------------       -----------      ---------------
                               NONE







                                                                          -------------                        ---------------
                                      Totals:                                     $0.00                                  $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
            APPROVES)                                                                                                     0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
         SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                           YES         NO    X
                                                              ------      ------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                               Predecessor
                                                                          Discounted          Predecessor      Discounted
         Lease #     Lessee Name                                          Present Value       Lease #          Present Value
         --------------------------------------------------------         -------------       -----------      ---------------
         1097-507        ADVANCED HEALTHCARE RESOURCES                      $159,644.40         1778-001        $  48,984.23
         1238-501        WILLIAM F SKINNER, M.D.                            $174,282.67         1777-001        $ 325,671.26
         1505-005        NYDIC MEDICAL VENTURES VII, LLC                    $171,682.66         1855-001        $ 153,223.12
         2488-001        HYDRO-TOUCH INC.                                   $110,973.88         1949-001        $  94,307.11
                         CASH                                               $  5,602.11





                                                                          -------------                         ---------------
                                      Totals:                               $622,185.72                         $    622,185.72

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
              CONTRACTS                                                                                              622,185.72
         b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                           YES         NO    X
                                                              ------      ------


         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                          Discounted          Predecessor      Discounted
         Lease #     Lessee Name                                          Present Value       Lease #          Present Value
         --------------------------------------------------------         -------------       -----------      ---------------
                         None






                                                                          -------------                         ---------------
                                      Totals:                                    $0.00                                    $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                      $ 56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
         BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                           YES         NO    X
                                                              ------      ------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

XV.  POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS
       This Month                                             750,857.44
       1 Month Prior                                          661,313.61
       2 Months Prior                                         701,782.82

       Total                                                2,113,953.87


       TOTAL OUTSTANDING CONTRACTS
       This Month                                          80,862,072.33
       1 Month Prior                                       85,189,435.18
       2 Months Prior                                      88,181,247.06

       Total                                              254,232,754.57

       a) 3 MONTH AVERAGE                                     704,651.29

       b) 3 MONTH AVERAGE                                  84,744,251.52

       c) a/b                                                       0.83%


2.     Does a Delinquency Condition Exist (1c > 6%)?       YES         NO    X
                                                              ------      ------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current
           period?                                         YES         NO    X
                                                              ------      ------


       B. An Indenture Event of Default has occurred
           and is then continuing?                         YES         NO    X
                                                              ------      ------


4.     Has a Servicer Event of Default occurred?           YES         NO    X
                                                              ------      ------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                    YES         NO    X
                                                              ------      ------
       B. Bankruptcy, insolvency, reorganization;
            default/violation of any covenant or obligation
            not remedied within 90 days?                   YES         NO    X
                                                              ------      ------
       C. As of any Determination date, the sum of all
            defaulted contracts since the Closing date
            exceeds 6% of the ADCB on the Closing Date?    YES         NO    X
                                                              ------      ------


6.     Aggregate Discounted Contract Balance at Closing Date         Balance    $ 218,254,123.54
                                                                                ----------------


       DELINQUENT LEASE SUMMARY

            Days Past Due         Current Pool Balance       # Leases
            -------------         --------------------       --------
                  31 - 60                   433,317.83             43
                  61 - 90                 2,503,602.68              9
                 91 - 180                   750,857.44             18


       Approved By:
       Mathew E. Goldenberg
       Assistant Treasurer